SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 25, 2006

BEAZER HOMES USA, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-12822	54-2086934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road, Suite 1200
Atlanta Georgia 30328
(Address of Principal
Executive Offices)

(770) 829-3700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On September 25, 2006, Beazer Homes USA, Inc. (the “Company”) issued a press release announcing the completion of its offer to exchange all of its outstanding 8.125% Senior Notes due 2016 (the “Outstanding Senior Notes”) for its 8.125% Senior Notes due 2016 which were registered under the Securities Act of 1933, as amended (the “Securities Act”).  The Outstanding Senior Notes were issued pursuant to Rule 144A and Regulation S under the Securities Act on June 6, 2006.  All Outstanding Senior Notes, in the aggregate principal amount of $275,000,000, were tendered.  The exchange offer expired at 5:00 p.m., New York City time, on Thursday, September 21, 2006.  For additional information, please refer to the exhibit.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

99.1	Press release issued by Beazer Homes USA, Inc. on September 25, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, INC.

Date: September 25, 2006	By:	/s/ James O’Leary
James O’Leary
Executive Vice President and Chief Financial Officer